Acquisitions (Details) - Schedule of fair value of the assets acquired and the liabilities assumed as a result of acquisition accounting for the acquisition (Parentheticals) - USD ($) $ in Thousands	Jun. 27, 2021	Jun. 28, 2020
Acquisitions [Member]
Acquisitions (Details) - Schedule of fair value of the assets acquired and the liabilities assumed as a result of acquisition accounting for the acquisition (Parentheticals) [Line Items]
Total fair value, net of cash	$ 5	$ 103